PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2023
PROPERTY, PLANT AND EQUIPMENT, NET
Schedule of property, plant and equipment, net

	As of December 31,
	2022	2023
	RMB	RMB
Computers and equipment	266,085	294,558
Buildings	—	258,910
Construction in progress	166,480	—
Vehicle	759	2,161
Total	433,324	555,629
Less: accumulated depreciation	(196,892)	(212,644)
Property, plant and equipment, net	236,432	342,985